UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 25, 2016

TAYLOR MORRISON HOME CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35873	90-0907433
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4900 N. Scottsdale Road, Suite 2000, Scottsdale, Arizona		85251
(Address of Principal Executive Offices)		(Zip Code)

(480) 840-8100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e)	Taylor Morrison Home Corporation 2013 Omnibus Equity Award Plan (Amended and Restated as of May 25, 2016)

As indicated below, at the 2016 Annual Meeting of the Stockholders (the “2016 Annual Meeting”) of Taylor Morrison Home Corporation (the “Company”), the Company’s stockholders approved the amendment and restatement of the Taylor Morrison Home Corporation 2013 Omnibus Equity Award Plan (as amended and restated, the “Equity Award Plan”). The primary purpose of the amendment and restatement was to include additional performance-related measures pursuant to which awards may be made under the Equity Award Plan. In addition, stockholders were asked to approve all of the performance criteria and other performance-based provisions under the Equity Award Plan so that that compensation in respect of awards made under the Equity Award Plan based on the performance criteria set forth in the Equity Award Plan that is intended to qualify as performance-based compensation may be deductible by the Company.

The material features of the Equity Award Plan are described in the Company’s definitive Proxy Statement on Schedule 14A, dated April 12, 2016 (the “Proxy Statement”), which description is filed herewith as Exhibit 99.1 and incorporated herein by reference. The above and the incorporated description of the Equity Award Plan are qualified in their entirety by the text of the Equity Award Plan, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Company’s 2016 Annual Meeting was held on May 25, 2016. At the meeting, the Company’s stockholders elected four Class III directors, Kelvin Davis, James Henry, Anne L. Mariucci and Rajath Shourie, each to hold office until the Company’s 2019 Annual Meeting of Stockholders or until his or her successor is duly elected and qualified. The Company’s stockholders also approved, on an advisory basis, the compensation of the Company’s named executive officers (“say-on-pay”), ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016 and approved the Equity Award Plan.

The voting results of the director elections and other proposals, which are described in more detail in the Proxy Statement, are set forth below.

Proposal No. 1 – Election of Directors

Director Nominee	Votes For	Votes Withheld	Broker Non- Votes
Kelvin Davis	109,669,158	7,469,379	1,788,583
James Henry	116,484,428	654,109	1,788,583
Anne L. Mariucci	116,537,350	601,187	1,788,583
Rajath Shourie	109,677,520	7,461,017	1,788,583

Proposal No. 2 – Advisory Vote on Compensation of Named Executive Officers (“Say-on-Pay”)

Description of Proposal	Votes For	Votes Against	Abstentions	Broker Non- Votes
To approve, on an advisory basis, the compensation of the Company’s named executive officers	116,772,434	307,111	58,992	1,788,583

Proposal No. 3 – Ratification of Auditors

Description of Proposal	Votes For	Votes Against	Abstentions	Broker Non- Votes
To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016	118,091,900	780,850	54,370	0

Proposal No. 4 – Amendment and Restatement of the Taylor Morrison Home Corporation 2013 Omnibus Equity Award Plan

Description of Proposal	Votes For	Votes Against	Abstentions	Broker Non- Votes
To approve the amendment and restatement of the Taylor Morrison Home Corporation 2013 Omnibus Equity Award Plan	115,889,756	1,183,218	65,563	1,788,583

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Description

Exhibit 10.1	Taylor Morrison Home Corporation 2013 Omnibus Equity Award Plan (Amended and Restated as of May 25, 2016) (incorporated by reference to Appendix A of the Company’s definitive Proxy Statement on Schedule 14A filed on April 12, 2016 (File No. 001-35873)).

Exhibit 99.1	The section entitled “Proposal 4: Approval of the Amendment and Restatement of the Taylor Morrison Home Corporation 2013 Omnibus Equity Award Plan (incorporated by reference to the Company’s definitive Proxy Statement on Schedule 14A filed on April 12, 2016 (File No. 001-35873)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2016

TAYLOR MORRISON HOME CORPORATION

/s/ Darrell C. Sherman
By:	Darrell C. Sherman
Executive Vice President, Chief Legal Officer and Secretary

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